UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 3, 2013

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-49731	52-1726127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Westgate Circle, Suite 200, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

On August 29, 2013, Severn Bancorp, Inc. (the "Company") notified ParenteBeard LLC that it had been dismissed as the Company’s principal independent registered public accounting firm to audit the Company’s financial statements.  The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

On August 29, 2013, the Company notified BDO USA, LLP (“BDO”) that it had been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

ParenteBeard LLC performed audits of the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011.  ParenteBeard LLC’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2012, and from December 31, 2012 through August 29, 2013, there were no (i) disagreements between the Company and ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of ParenteBeard LLC, would have caused ParenteBeard LLC to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

The Company furnished ParenteBeard LLC with a copy of this report prior to filing with the SEC and requested that ParenteBeard LLC furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to ParenteBeard LLC’s audit services and engagement as the Company’s independent registered public accounting firm.  ParenteBeard LLC has furnished a letter addressed to the SEC dated September 3, 2013, a copy of which is attached hereto as Exhibit 16.1.

During the two years ended December 31, 2012 and from December 31, 2012 through engagement of BDO as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted BDO regarding  either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event”, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

16.1	ParenteBeard LLC letter dated September 3, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: September 3, 2013	By:	/Alan J. Hyatt/
Alan J. Hyatt, President

Exhibit Index

16.1	ParenteBeard LLC letter dated September 3, 2013.